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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 23, 1999

                            EXCEL LEGACY CORPORATION
             (Exact name of Registrant as specified in its charter)

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
          DELAWARE                         0-23503                          33-0781747
(State or Other Jurisdiction      (Commission File Number)     (I.R.S. Employer Identification No.)
      of Incorporation)
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     16955 VIA DEL CAMPO, SUITE 100
          SAN DIEGO, CALIFORNIA                           92127
(Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (858) 675-9400



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        This Current Report on Form 8-K is filed by Excel Legacy Corporation, a
Delaware corporation (the "Company"), in connection with the matters described herein.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On August 23, 1999, the Company sold to Wal Mart Real Estate Business Trust, a Delaware trust ("Wal Mart"), eight properties that were previously under lease to Wal Mart Stores, Inc. for aggregate consideration of approximately $35 million in cash and the assumption of approximately $24 million in liabilities. The properties consist of retail centers located in (1) Brighton, Colorado, (2) Orland Hills, Illinois, (3) Decatur, Indiana, (4) Wabash, Indiana, (5) Big Rapids, Michigan, (6) Wyomissing, Pennsylvania, (7) Temple, Texas and (8) Berlin, Wisconsin. In assessing the disposition of the above described properties, the Company considered, among other factors, the price negotiated with Wal Mart, the properties' various locations, comparative rents available from other tenants in the locations, and the competition in the related rental and real estate sales markets. The Company also assessed the sources of potential expenses associated with owning, operating and leasing the properties in the future, including, among other factors, estimated maintenance expenses, capital improvements, expenses associated with possible redevelopment and other operating expenses.

        The sale was effected pursuant to a Purchase and Sale Agreement and Escrow Instructions, dated as of August 2, 1999, by and between the Company and Wal Mart which is incorporated by reference into this Form 8-K as Exhibit 10.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)     Financial Statements of Businesses Acquired.

                Not applicable.

        (b)     Pro Forma Financial Information.

                Pro Forma Condensed Consolidated Statements of Income of Excel Legacy Corporation and Subsidiaries for the twelve months ended December 31, 1998 and for the six months ended June 30, 1999, and Pro Forma Condensed Consolidated Balance Sheet of Excel Legacy Corporation and Subsidiaries as of June 30, 1999.

        (c) Exhibits. The following exhibits are filed as part of this report:

                10.1 Purchase and Sale Agreement and Escrow Instructions, dated as of August 2, 1999, by and between Excel Legacy Corporation and Wal Mart Real Estate Business Trust.

                99.1 Pro Forma Condensed Consolidated Statements of Income of Excel Legacy Corporation and Subsidiaries for the twelve months ended December 31, 1998 and for the six months ended June 30, 1999, and Pro Forma Condensed Consolidated Balance Sheet of Excel Legacy Corporation and Subsidiaries as of June 30, 1999.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: September 1, 1999         EXCEL LEGACY CORPORATION


                                        By: /s/ Gary B. Sabin
                                           -------------------------------------
                                           Gary B. Sabin
                                           Chairman, President and
                                           Chief Executive Officer



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                                  EXHIBIT INDEX

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        Exhibit
        Number     Description
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
        10.1 Purchase and Sale Agreement and Escrow Instructions, dated as of August 2, 1999, by and between Excel Legacy Corporation and Wal Mart Real Estate Business Trust.

        99.1 Pro Forma Condensed Consolidated Statements of Income of Excel Legacy Corporation and Subsidiaries for the twelve months ended December 31, 1998 and for the six months ended June 30, 1999, and Pro Forma Condensed Consolidated Balance Sheet of Excel Legacy Corporation and Subsidiaries as of June 30, 1999.
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